# Business & Banking in New Jersey 2007

R. Scott Smith, Jr.

Fulton Financial Corporation

January 18, 2007

# Forward-Looking Statement

- The following presentation may contain forward-looking statements about Fulton Financial Corporation's growth and acquisition strategies, new products and services, and future financial performance, including earnings and dividends per share, return on average assets, return on average equity, efficiency ratio and capital ratio. Forward-looking statements are encouraged by the Private Securities Litigation Reform Act of 1995.

- Such forward-looking information is based upon certain underlying assumptions, risks and uncertainties. Because of the possibility of change in the underlying assumptions, actual results could differ materially from these forward-looking statements. Risks and uncertainties that may affect future results include: pricing pressures on loans and deposits, actions of bank and non-bank competitors, changes in local and national economic conditions, changes in regulatory requirements, actions of the Federal Reserve Board, the Corporation's success in merger and acquisition integration, and customers' acceptance of the Corporation's products and services.

# Fulton Financial Profile

- Regional financial holding company (formed in 1982)
- 14 community banks and 3 financial services affiliates in 5 states
- 263 community banking offices
- Asset size: $14.9 billion
- Market capitalization: $2.8 billion

# Where are we located?

**FULTON FINANCIAL**
CORPORATION

- The Bank
- Delaware National Bank
- FNB Bank
- Fulton Bank
- Hagerstown Trust
- Lafayette Ambassador Bank
- Lebanon Valley Farmers Bank
- The Peoples Bank of Elkton
- Premier Bank
- Resource Bankshares Corporation
- Skylands Community Bank
- Swineford National Bank
- First Washington State Bank
- Somerset Valley Bank
- Columbia Bank



Pennsylvania
LYCOMING
COLUMBIA
MONTOUR
CENTRE
UNION
SNYDER
NORTHUMBERLAND
NORTHAMPTON
SCHUYLKILL
LEHIGH
DAUPHIN
LEBANON
BERKS
BUCKS
CUMBERLAND
LANCASTER
MONTGOMERY
CHESTER
YORK
DELAWARE
SUSSEX
WARREN
MORRIS
HUNTERDON
SOMERSET
MIDDLESEX
MERCER
MONMOUTH
New Jersey
BURLINGTON
CAMDEN
OCEAN
GLOUCESTER
SALEM
ATLANTIC
NEW CASTLE
WASHINGTON
Maryland
CECIL
FREDERICK
BALTIMORE
BALTIMORE CITY
HOWARD
MONTGOMERY
PRINCE GEORGES
FAIRFAX
KENT
SUSSEX
Delaware
Virginia
RICHMOND (City)
NEWPORT NEWS
VIRGINIA BEACH
CHESAPEAKE

# Serving 14 of 21 New Jersey Counties with 72 Branches



The Bank
Skylands Community Bank
First Washington State Bank
Somerset Valley Bank
SUSSEX
WARREN
MORRIS
SOMERSET
HUNTERDON
MIDDLESEX
MERCER
MONMOUTH
New Jersey
BURLINGTON
CAMDEN
OCEAN
GLOUCESTER
SALEM
ATLANTIC

# FFC Banks in New Jersey

| | Assets (12/31/06) |
|---|---|
| The Bank (Woodbury) | 1.318 billion |
| Skylands Community Bank (Hackettstown) | 609 million |
| First Washington State Bank (Windsor) | 589 million |
| Somerset Valley Bank (Somerville) | 575 million |
| | |
| FFC New Jersey Assets | 3.091 billion |
| Deposit Market Share (FDIC 6/30/06) | 1.09 % |

# New Jersey Economy - 2007

- Confidence in business climate and economy is low
- Employers less optimistic on sales, profits, employment
- High cost of doing business ie. health insurance and property taxes
- 51% expect "moderate" deterioration in economic conditions
- The good news: a slowdown, not a recession

Source: NJBIA Survey (1,700 responses)

# Near-Term Outlook

- Business confidence (NJ) at lowest level since 1991
- Only 12% expect improvement, 18% in 2006
- Optimism is down from 2006 across industry spectrum
- Retail and construction are greatest concerns
- 47% of construction industry sees 2007 as very challenging

Source: NJBIA Survey

# Employment

- 21% will hire more, down from 24%
- 12% considering cutbacks, up from 10%
- NJ lagged nation for last three years in private-sector job growth
- 2/3 of employers having difficulty finding "skilled" help
- Professional, technical and managerial talent also in short supply

Source: NJBIA Survey

# Sales and Profits

- 43% see sales rising in 2007, 29% see declines
- Positive: manufacturing, communications, utilities
- Negative: construction, retail, insurance, real estate, financial
- Profits: 37% expect profits to increase, 36% expect decline
- Purchases: 37% will spend more, 42% less

Source: NJBIA Survey

# Cost of Doing Business

- Expense control – wages and benefits
- Biggest concern is property taxes: 81% expect increases
- Average pay increases 3 to 4% statewide
- Cost of health care remains major concern
- 49% expect benefit costs to rise 6% or more
- Ad budgets: 33% more, 55% same, 12% less
- Borrowing costs flat to rising slightly

Source: NJBIA Survey

# NJ Business Climate

- Only 17% see the state as "business friendly", down from 28%
- Why? Taxes, government spending and healthcare costs
- Cost of regulatory compliance: 94% say it's a significant issue and getting worse

Source: NJBIA Survey

# On the Positive Side

- Great work force
- Quality of public education
- Shared concern about protecting the environment
- Quality of life is still seen as a plus

# AND…

We really like New Jersey and continue to see lots of opportunity!

# FFC Affiliates in Affluent Markets*

| County | National Ranking | Ranking in State | Median HH Ranking | FFC Affiliate |
|---|---|---|---|---|
| Fairfax, VA | #1 | #1 | $100,803 | Resource Bank |
| Hunterdon, NJ | #5 | #1 | 91,622 | Skylands Bank |
| Morris, NJ | #9 | #2 | 89,020 | Skylands Bank |
| Somerset, NJ | #10 | #3 | 88,665 | Somerset Valley |
| Howard, MD | #11 | #1 | 86,586 | Columbia Bank |
| Montgomery, MD | #13 | #2 | 85,763 | Columbia Bank |
| Chester, PA | #25 | #1 | 81,043 | Fulton Bank |

*Source: SNL, Median HH Income

# What have we accomplished?

- Proven business model
- Consistent performance
- 25 consecutive years of record earnings
- 32 consecutive years of dividend increases
- 10.2% compounded annual growth rate in dividends per share
- 8.6% compounded annual growth rate in earnings per share (last 5 years = 5.5%)
- 25 bank acquisitions

# Our Business Model

- Affiliate knows local markets best
- Maintains established local brand value
- Prestigious jobs in local markets
- Customer decision-making autonomy
- Performance goals
- Affiliate plan execution

# Benefits To New Affiliates

- Increased product and revenue diversification
- Continued local autonomy and decision-making
- Increased lending capacity
- Additional capital
- Proven merger/conversion expertise
- Reduced expenses

# Creating Value

| For our | With |
|---|---|
| Shareholders | People |
| Employees | Place |
| Customers | Promotion |
| Communities | Product |
| | Price |

# Our Relationship Strategy

- Long-term successful employees →
- Long-term successful customers →
- Long-term successful shareholders

# FFC Economic Outlook - 2007

- Modest growth early – more traction mid/late year
- Oil prices will continue to decline
- Inflation under control
- Unemployment rate rising slightly first half of year
- Reduction of Fed Funds rate to 5% in Q2/07 and to 4.75% Q3/07
- Yield curve slightly positive by year-end
- Reduction in prime rate
- Residential mortgage activity improving

# 2007 Headwinds

- Loan growth
- Asset quality
- Inverted yield curve
- Managing NIM compression
- Core funding and cost
- Internet competition
- Compliance costs
- State and National economies

# Opportunities

- Strategy to execution
- Organic vs. acquisitive growth
- Expense control
- Increasing M&A activity
- Health Savings Accounts
- Remote deposit capture
- Correspondent banking

# Fulton Financial Corporation

One Penn Square
Lancaster, PA 17602

*www.fult.com*